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                                                                    EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

         We consent to the incorporation by reference in the Registration Statement on Form S-8 of our report dated February 11, 2000, with respect to the financial statements of La Jolla Pharmaceutical Company included in its Annual Report on Form 10-K/A for the year ended December 31, 1999, filed with the Securities and Exchange Commission.


                                                /s/ ERNST & YOUNG LLP
                                                --------------------------------
                                                    ERNST & YOUNG LLP


San Diego, California
August 29, 2000